Exhibit 10.10

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT dated as of June 10, 2004 (the “Second Amendment”), is by and among HIGHWOODS REALTY LIMITED PARTNERSHIP, a North Carolina limited partnership (“Highwoods Realty”), HIGHWOODS PROPERTIES, INC., a Maryland corporation (“Highwoods Properties”), HIGHWOODS FINANCE, LLC, a Delaware limited liability company (“Highwoods Finance”), HIGHWOODS SERVICES, INC., a North Carolina corporation (“Highwoods Services”), and HIGHWOODS/TENNESSEE HOLDINGS, L.P., a Tennessee limited partnership (“Highwoods Tennessee”) (Highwoods Realty, Highwoods Properties, Highwoods Finance, Highwoods Services, and Highwoods Tennessee are hereinafter referred to individually as a “Borrower” and collectively as the “Borrowers”), the subsidiaries of the Borrowers identified on the signature pages to the Credit Agreement referenced below or joined as parties thereto pursuant to Section 7.12 thereof, except to the extent such subsidiaries constitute Non-Guarantor Subsidiaries in accordance with the terms of the Credit Agreement, as amended hereby (such Subsidiaries party hereto are hereinafter referred to individually as a “Guarantor” and collectively as the “Guarantors”), the Lenders (as defined in the Credit Agreement), BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”), BANC OF AMERICA SECURITIES LLC, as Sole Lead Arranger (in such capacity, the “Sole Lead Arranger”) and Sole Book Manager (in such capacity, the “Sole Book Manager”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Syndication Agent (in such capacity, the “Syndication Agent”) and BRANCH BANKING & TRUST COMPANY and FLEET NATIONAL BANK OF AMERICA, as Co-Documentation Agents (in such capacity, the “Documentation Agent”), and is an amendment to that certain Amended and Restated Credit Agreement dated as of July 17, 2003 by and among the Borrowers, Guarantors, Lenders, Administrative Agent, Sole Lead Arranger, Sole Book Manager, Syndication Agent and Documentation Agent, as amended by that certain First Amendment to Credit Agreement dated as of March 29, 2004 (as the same may have been otherwise or further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”).

WITNESSETH

WHEREAS, each of the Borrowers and the Guarantors have requested and the Lenders and Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged by the parties hereto, the parties hereto agree as follows:

1. Amendments to Credit Agreement.

(a) The definition of “Non-Guarantor Subsidiary” contained in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

““Non-Guarantor Subsidiary” means a collective reference to:

(a) those Persons listed on Schedule 1.1(b) attached hereto;

(b) any Subsidiary of any Credit Party (i) formed for or converted to (in accordance with the terms and conditions set forth herein) the specific purpose of holding title to assets which are collateral for Indebtedness owing by such Subsidiary and (ii) which is (or, immediately following its release as a Credit Party hereunder, shall be) expressly prohibited in writing from guaranteeing Indebtedness of any other Person pursuant to (A) a provision in any document, instrument or agreement evidencing such Indebtedness of such Subsidiary or (B) a provision of such Subsidiary’s organizational documents, in each case, which provision was included in such organizational document or such other document, instrument or agreement as an express condition to the extension of such Indebtedness required by the third party creditor providing the subject financing; provided, that a Subsidiary meeting the above requirements shall only remain a “Non-Guarantor Subsidiary” for so long as (1) each of the above requirements are satisfied, (2) such Subsidiary does not guarantee any other indebtedness and (3) the Indebtedness with respect to which the restrictions noted in clause (ii) are imposed remains outstanding;

(c) any Subsidiary of any Credit Party (i) which becomes a Subsidiary of any Credit Party following the Closing Date, (ii) which is not a Wholly-Owned Subsidiary of the Credit Party, and (iii) with respect to which the Credit Party, as applicable, does not have sufficient voting power (and is unable, after good faith efforts to do so, to cause any necessary non-Credit Party equity holders to agree) to cause such Subsidiary to execute a Joinder Agreement pursuant to the terms hereof or, notwithstanding such voting power, the interests of such non-Credit Party holders have material economic value in the reasonable judgment of the Borrower that would be impaired by the execution of a Joinder Agreement; and

(d) any other Subsidiary of a Credit Party to the extent (i) such Subsidiary holds no assets; or (ii) (A) such Subsidiary holds total assets with a value of less than $500,000 and (B) the sum of the values of the total assets held by the Subsidiaries already qualifying as Non-Guarantor Subsidiaries pursuant to subclause (d)(i)(A) above plus the value of the total assets held by the applicable Subsidiary is less than $5,000,000; and

“Non-Guarantor Subsidiary” means any one of such Persons.”

(b) The following Section 1.5 is hereby added to the Credit Agreement immediately following Section 1.4 thereof:

“1.5 Exclusion of Special Charge from Covenant Calculations.

Notwithstanding anything contained herein to the contrary, the Credit Parties shall not be required to include as an expense (whether interest or otherwise) or as any form of Indebtedness certain settlement costs (in an amount not to exceed $12,500,000) associated with the Credit Parties’ settlement or prepayment of those certain $100 million Exercisable Put Option Notes issued by the Borrower in June 1997 in the calculation of any of the financial covenants or the components thereof contained herein.”

(c) Section 7.12 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(a) If any Person (other than a Non-Guarantor Subsidiary) becomes a Subsidiary of any Credit Party or upon the formation of any Preferred Stock Subsidiary or if at any time any Non-Guarantor Subsidiary qualifying as such as a result of clauses (a), (b) or (c) of the definition thereof could become a Credit Party without violating the terms of any material contract, agreement or document to which it is a party, the Principal Borrower shall (i) if such Person is a Domestic Subsidiary of a Credit Party or a Preferred Stock Subsidiary, cause such Person to execute a Joinder Agreement in substantially the same form as Exhibit 7.12 on or before the deadline for delivery of the next Quarterly Stock Repurchase/Joinder Statement, (ii) provide the Administrative Agent with notice thereof on a quarterly basis by delivering a Quarterly Stock Repurchase/Joinder Statement and other documentation as required in Section 7.1(l), and (iii) cause such Person to deliver such other documentation as the Administrative Agent may reasonably request in connection with the foregoing, including, without limitation, certified resolutions and other organizational and authorizing documents of such Person, favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to above), all in form, content and scope reasonably satisfactory to the Administrative Agent. If a Non-Guarantor Subsidiary executes and delivers a Joinder Agreement it shall no longer be deemed a Non-Guarantor Subsidiary under this Credit Agreement.

(b) Notwithstanding any other provisions of this Credit Agreement to the contrary, to the extent a Guarantor anticipates becoming or intends to become a Non-Guarantor Subsidiary pursuant to any of clauses (b), (c) or (d) of the definition thereof, the Principal Borrower may request a release of such Guarantor as a Guarantor hereunder in accordance with the following:

(i) the Principal Borrower shall deliver to the Administrative Agent, not less than ten (10) days and not more than thirty (30) days prior to the anticipated or intended conversion of a Guarantor into a Non-Guarantor Subsidiary, a written request for release of the applicable Guarantor and a pro forma compliance certificate of the chief financial officer of the Principal Borrower in form and substance acceptable to the Administrative Agent, (A) demonstrating that upon such release the Credit Parties will on a pro forma basis continue to comply with (1) the financial covenants contained in Section 7.11 and (2) the financial covenants contained in each of the indentures or other agreements relating to any publicly issued debt securities of any Consolidated Party, in each case by a reasonably detailed calculation thereof (which calculation shall be in form reasonably satisfactory to the Agent and which shall include, among other things, an explanation of the methodology used in such calculation and a breakdown of the components of such calculation), (B) stating that the Credit Parties will be in compliance with each of the covenants set forth in Sections 7 and 8 of the Credit Agreement at all times following such release, (C) stating that, following such release, no Default or Event of Default will exist under the Credit Agreement or any of the other Credit Documents, or if any Default or Event of Default will exist, specifying the nature and extent thereof and what action the Credit Parties propose to take with respect thereto, and (D) attaching, pursuant to Section 6.13 of the Credit Agreement, an updated version of Schedules 6.13 to the Credit Agreement;

(ii) the Administrative Agent shall have reviewed and approved (in writing) the request for release and pro forma compliance certificate delivered pursuant to subclause (i) above; provided, that the failure of the Administrative Agent to respond to such a request within ten (10) days of its receipt thereof shall constitute the Administrative Agent’s approval thereof; provided, that any approval of the Administrative Agent provided pursuant to this subclause (ii) shall lapse and be null and void thirty (30) days following the granting thereof if the applicable Guarantor has not, on or prior to the completion of such period, met the criteria for qualification as a Non-Guarantor Subsidiary (as evidenced by the delivery by the Principal Borrower of a notice and certification in accordance with subclause (iii) below); and

(iii) the Principal Borrower shall, concurrently with or promptly following the applicable Guarantor’s satisfaction of the criteria for qualification as a Non-Guarantor Subsidiary deliver to the Administrative Agent a notice and certification of such qualification.

Notwithstanding any language to the contrary above, so long as the chief financial officer of the Principal Borrower has certified in a compliance certificate (and the Administrative Agent has no evidence or information which brings into reasonable doubt the veracity of such certifications) that: (A) upon such release the Credit Parties (1) will on a pro forma basis continue to comply with the financial covenants contained in Section 7.11, and the financial covenants contained in each of the indentures or other agreements relating to any publicly issued debt securities of any Consolidated Party, and (2) will be in compliance with each of the covenants set forth in Sections 7 and 8 of the Credit Agreement at all times following such release, (B) following such release, no Default or Event of Default will exist under the Credit Agreement or any of the other Credit Documents, or if any Default or Event of Default will exist, the nature and extent thereof and what action the Credit Parties propose to take with respect thereto will be specified, and (C) attached pursuant to Section 6.13 of the Credit Agreement, is an updated version of Schedules 6.13 to the Credit Agreement, the request for release shall be approved and issued by the Administrative Agent within the 10-day time period specified in subsection (b)(ii).

Upon satisfaction of each of the above-noted conditions, a Guarantor shall be deemed released from its obligations hereunder and under each of the Credit Documents.”

(d) The text of Section 7.14 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Each Credit Party shall, to the extent it exercises sufficient control over the activities of the applicable Non-Guarantor Subsidiary(ies), cause all “Excess Cash Flow” (as defined below) of each Non-Guarantor Subsidiary to be transferred to a Credit Party as promptly as possible but at least once a month. For the purposes of this Section 7.14, “Excess Cash Flow” means an amount equal to all net operating income of a Non-Guarantor Subsidiary minus all debt service payments of such Non-Guarantor Subsidiary minus all amounts required to fund reserves of such Non-Guarantor Subsidiary.”

(e) The text of Section 8.15 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Notwithstanding any other provision of this Credit Agreement, the Credit Parties shall prohibit any Non-Guarantor Subsidiary from (a) forming or acquiring any new Subsidiary; (b) incurring any Indebtedness that is recourse to any Credit Party, (c) purchasing or acquiring any new Real Property or other assets other than those used in connection with currently owned Real Property or (d) incurring any change in its ownership which has the effect of reducing the percentage thereof owned by the Credit Parties.”

(f) The following Section 10.11 is hereby added to the Credit Agreement following Section 10.10 thereof:

“10.11 Credit Document Guaranty Matters.

The Lenders irrevocably authorize the Administrative Agent to release any Guarantor from its obligations hereunder and under each of the other Credit Documents to the extent such release is requested by such Guarantor and the Principal Borrower in accordance the provisions set forth in Section 7.12(b) hereof and upon the satisfaction of the conditions set forth in such Section 7.12(b) (as reasonably determined by the Administrative Agent). Upon request by the Administrative Agent at any time, the Lenders will confirm in writing the Administrative Agent’s authority to grant releases and terminations pursuant to this Section 10.11. Further, the Administrative Agent is hereby authorized by the Lenders, upon the request of any Guarantor released pursuant to Section 7.12(b) hereof, to execute and deliver to such Guarantor a document (in form and substance acceptable to the Administrative Agent) evidencing such release.”

(g) The text of Schedule 1.1(b) attached to the Credit Agreement is hereby deleted in its entirety and replaced with the text set forth on Schedule 1.1(b) attached hereto.

(h) Each of Highwoods Orlando, LLC (f/k/a MG-HIW, LLC), a Delaware limited liability company and wholly owned subsidiary of the Operating Partnership, HIW-KC Orlando, LLC ( f/k/a MG-HIW Orlando, LLC, a Delaware limited liability company and a wholly owned subsidiary of Highwoods Orlando, LLC, and Highwoods KC Glenridge, LLC, a Delware limited liability company and wholly owned subsidiary of the Operating Partnership, is hereby released from its obligations under the Credit Agreement and each of the other Credit Documents.

(i) Notwithstanding any language to the contrary in this Second Amendment, nothing herein shall prohibit an Asset Disposition of a Non-Guarantor Subsidiary under the terms and conditions of Section 8.17 of the Credit Agreement. Upon any Asset Disposition under the terms and conditions of Section 8.17, a release shall be granted. The Lenders irrevocably authorize the Administrative Agent to grant such release upon the satisfaction of the terms and conditions of an Asset Disposition under Section 8.17.

2. Conditions Precedent. The effectiveness of this Second Amendment is subject to receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:

(a) a counterpart of this Second Amendment duly executed by each of: the Borrowers, Guarantors and Supermajority Lenders;

(b) payment by Borrowers of (i) any fees required by the Administrative Agent or Sole Lead Arranger in connection with this Second Amendment, (ii) a fee to each Lender executing and delivering its signature page to this Second Amendment to the Administrative Agent on or before                     , 2004, such fee for a particular Lender to be in an amount equal to 0.10% times the maximum amount of such Lender’s Revolving Commitment, (iii) all other outstanding fees and expenses of the Administrative Agent and the Administrative Agent’s counsel incurred in connection with the preparation of this Second Amendment, (iv) all other fees and expenses relating to the preparation, execution and delivery of this Second Amendment or otherwise related to the Credit Agreement or the Credit Documents which are due and payable as of the date hereof, including, without limitation, payment to the Administrative Agent of attorneys’ fees, consultants’ fees, travel expenses, all fees and expenses associated with prior transactions entered into or contemplated by and between Borrowers and the Administrative Agent and (v) all other fees and expenses due and then-owing from the Borrowers to the Administrative Agent and Lenders pursuant to the terms hereof, the terms of the Credit Agreement and the terms of the other Credit Documents; and

(c) such other documents, instruments and agreements as the Administrative Agent may reasonably request.

3. Representations. Each of the Borrowers and each of the Guarantors collectively represent and warrant to the Administrative Agent and the Lenders that:

(a) Authorization. Each of the Borrowers and each of the Guarantors, respectively, has the right and power and has obtained all authorizations necessary to execute and deliver this Second Amendment and to perform its respective obligations hereunder and under the Credit Agreement, as amended by this Second Amendment, in accordance with their respective terms. This Second Amendment has been duly executed and delivered by a duly authorized officers of each of the Borrowers and each Guarantor, respectively, and each of this Second Amendment and the Credit Agreement, as amended by this Second Amendment, is a legal, valid and binding obligation of each of the Borrowers and each Guarantor (each as applicable), enforceable against each of the Borrowers and each Guarantor (each as applicable) in accordance with its respective terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and by equitable principles generally.

(b) Compliance with Laws, etc. The execution and delivery by each of the Borrowers and each of the Guarantors of this Second Amendment and the performance by each of the Borrowers and/or the Guarantors of this Second Amendment and the Credit Agreement, as amended by this Second Amendment, in accordance with their respective terms, does not and will not, by the passage of time, the giving of notice or otherwise: (i) require any approval (other than those already obtained) by any Governmental Authority or violate any law (including any Environmental Law) which is applicable to a Borrower, any Guarantors, any Consolidated Party, the Credit Documents or the transactions contemplated herein or therein; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of any Borrower, any of the Guarantors or any other Consolidated Party, or any indenture, agreement/or other instrument to which any Borrower, any of the Guarantors or any other Consolidated Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Borrower, any Guarantor or any other Consolidated Party other than in favor of the Administrative Agent for the benefit of the Lenders; and

(c) No Default. No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Second Amendment.

4. Reaffirmation of Representations. Each of the Borrowers and each of the Guarantors hereby repeat and reaffirm all representations and warranties made by such party to the Administrative Agent and the Lenders in the Credit Agreement and the other Credit Documents to which it is a party on and as of the date hereof (other than any representation or warranty expressly relating to an earlier date) with the same force and effect as if such representations and warranties were set forth in this Second Amendment in full.

5. Reaffirmation of Guaranty. Each of the Guarantors hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under the Credit Agreement and agrees that the transactions contemplated by this Second Amendment shall not in any way affect the validity and enforceability of their respective guaranty obligations thereunder or reduce, impair or discharge the obligations of such Guarantors thereunder.

6. Severability. If any provision of any of this Second Amendment or of the Credit Agreement, as amended hereby, is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

7. Certain References. Each reference to the Credit Agreement in any of the Credit Documents shall be deemed to be a reference to the Credit Agreement as amended by this Second Amendment and this Second Amendment shall be deemed a Credit Document for purposes of the application of provisions of the Credit Agreement generally applicable thereto (including, without limitation, any arbitration provisions or waiver provisions).

8. Expenses. The Borrowers shall reimburse the Administrative Agent upon demand for all reasonable costs and expenses (including reasonable attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Second Amendment and the other agreements and documents executed and delivered in connection herewith.

9. Benefits. This Second Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

10. Default. The failure of any of the Borrowers or any of the Guarantors to perform any of their respective obligations under this Second Amendment or the material falsity of any representation or warranty made herein shall, at the option of the Administrative Agent and/or Lenders (as determined in accordance with the Credit Agreement) after expiration of any applicable cure period, constitute an Event of Default under the Credit Documents.

11. No Novation. The parties hereto intend this Second Amendment to evidence the amendments to the terms of the existing indebtedness of the Borrowers and Guarantors to the Lenders as specifically set forth herein and do not intend for such amendments to constitute a novation in any manner whatsoever.

12. GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

13. No Implied Agreements. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Credit Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

14. Counterparts. This Second Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Second Amendment to produce or account for more than one such counterpart for each of the parties hereto. Delivery by facsimile by any of the parties hereto of an executed counterpart of this Second Amendment shall be as effective as an original executed counterpart hereof and shall be deemed a representation that an original executed counterpart hereof will be delivered. Each counterpart hereof shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

15. Binding Effect. This Second Amendment shall become effective as of the date hereof at such time when all of the conditions set forth in Section 2 hereof have been satisfied or waived by the Lenders and it shall have been executed by the Borrowers, the Guarantors and the Administrative Agent, and the Administrative Agent shall have received copies hereof (telefaxed or otherwise) which, when taken together, bear the signatures of the Supermajority Lenders, and thereafter this Credit Agreement shall be binding upon and inure to the benefit of the Borrowers, the Guarantors, the Administrative Agent and each Lender and their respective successors and assigns.

16. Release. Each Credit Party hereby represents and warrants that it has no claims, counterclaims, offsets, or defenses to the Credit Agreement or any of the Credit Documents, or to the performance of their respective obligations thereunder and, in consideration of the Lenders’ and Administrative Agent’s willingness to grant the amendment referenced herein, hereby releases the Administrative Agent, the Lenders, the Sole Lead Arranger, the Sole Book Manager, the Syndication Agent and the Documentation Agent and each of their respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act on or prior to the date hereof.

17. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement. The interpretive provisions set forth in Sections 1.2 and 1.3 of the Credit Agreement shall apply to this Second Amendment as though set forth herein.

[Signature Pages to Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Second Amendment to be duly executed and delivered as of the date written above.

BORROWERS:	HIGHWOODS REALTY LIMITED PARTNERSHIP
	By:	Highwoods Properties, Inc.
HIGHWOODS PROPERTIES, INC.
HIGHWOODS SERVICES, INC.
HIGHWOODS FINANCE, LLC
	By:	Highwoods Properties, Inc.
HIGHWOODS/TENNESSEE HOLDINGS, L.P.
	By:	Highwoods/Tennessee Properties, Inc.

	By:	/s/ Edward J. Fritsch
	Name:	Edward J. Fritsch
	Title:	President

(Signatures continued on next page)

GUARANTORS:	HIGHWOODS/FLORIDA GP CORP.
HIGHWOODS/TENNESSEE PROPERTIES, INC.
HIGHWOODS/FLORIDA HOLDINGS, L.P.
	By:	Highwoods/Florida GP Corp.
PINELLAS NORTHSIDE PARTNERS, LTD.
	By:	Highwoods/Florida Holdings, L.P.
		By:	Highwoods/Florida GP Corp.
RED RUN ASSOCIATES LLC
	By:	Highwoods Realty Limited Partnership
		By:	Highwoods Properties, Inc.
WINSTON-SALEM INDUSTRIAL, LLC
	By:	Highwoods Realty Limited Partnership
		By:	Highwoods Properties, Inc.
TAMPA TECH PRESERVE, LLC
	By:	581 Highwoods, L.P
		By:	Highwoods/Florida Holdings, L.P.
			By:	Highwoods/Florida GP Corp.
MARLEY CONTINENTAL HOMES OF KANSAS, L.L.C.
	By:	Highwoods Properties, Inc.
SOUTH PARK LAND, LLC
		By:	Challenger, Inc.
SOUTHWIND LAND HOLDINGS, LLC
	By:	AP Southeast Portfolio Partners, L.P.
		By:	Highwoods Realty GP Corp.
AP SOUTHEAST PORTFOLIO PARTNERS, L.P.
		By:	Highwoods Realty GP Corp.
HIGHWOODS REALTY GP CORP.
PINELLAS BAY VISTA PARTNERS, LTD.
	By:	Highwoods/Florida Holdings, L.P.
		By:	Highwoods/Florida GP Corp.

(Signatures continued on next page)

DOWNTOWN CLEARWATER TOWER, LTD.
By:	Highwoods/Florida Holdings, L.P.
	By:	Highwoods/Florida GP Corp.
SISBROS, LTD.
By:	Highwoods/Florida Holdings, L.P.
	By:	Highwoods/Florida GP Corp.
SHOCKOE PLAZA INVESTORS, L.C.
By:	Highwoods Realty Limited Partnership
	By:	Highwoods Properties, Inc.
RC ONE LLC
By:	Highwoods Services, Inc.
HPI TITLE AGENCY, LLC
By:	Highwoods Realty Limited Partnership
	By:	Highwoods Properties, Inc.
ALAMEDA TOWERS DEVELOPMENT COMPANY
CHALLENGER, INC.
GUARDIAN MANAGEMENT, INC.
HIGHWOODS/CYPRESS COMMONS LLC
By:	AP Southeast Portfolio Partners, L.P.
	By:	Highwoods Realty GP Corp.
HIGHWOODS/INTERLACHEN HOLDINGS, L.P.
By:	Highwoods/Florida Holdings, L.P.
	By:	Highwoods/Florida GP Corp.
4600 COX ROAD LLC
By:	Highwoods/Florida Holdings, L.P.
	By:	Highwoods/Florida GP Corp.
PLAZA GIFT CARD, LLC
By:	Highwoods Services, Inc.
HIGHWOODS CONSTRUCTION SERVICES, LLC
By:	Highwoods Services, Inc.

(Signatures continued on next page)

HIGHWOODS DLF, LLC
By:	Highwoods Realty Limited Partnership
	By:	Highwoods Properties, Inc.
HIGHWOODS DLF II, LLC
By:	Highwoods Realty Limited Partnership
	By:	Highwoods Properties, Inc.
PAPEC RICHMOND II, LLC
By:	Highwoods Realty Limited Partnership
	By:	Highwoods Properties, Inc.
PAPEC WESTON I, LLC
By:	Highwoods Realty Limited Partnership
	By:	Highwoods Properties, Inc.
PAPEC WESTON II, LLC
By:	Highwoods Realty Limited Partnership
	By:	Highwoods Properties, Inc.
PAPEC WESTON III, LLC
By:	Highwoods Realty Limited Partnership
	By:	Highwoods Properties, Inc.
HARBORVIEW PLAZA, LLC
By:	Highwoods/Florida Holdings, L.P.
	By:	Highwoods/Florida GP Corp.
SPI BROOKFIELD I, LLC
By:	Highwoods Realty Limited Partnership
	By:	Highwoods Properties, Inc.
SPI BROOKFIELD II, LLC
By:	Highwoods Realty Limited Partnership
	By:	Highwoods Properties, Inc.
SPI BUSINESS HOLDINGS, LLC
By:	Highwoods Realty Limited Partnership
	By:	Highwoods Properties, Inc.
SPI CENTURY PLAZA III, LLC
By:	Highwoods Realty Limited Partnership
	By:	Highwoods Properties, Inc.
SPI JEFFERSON VILLAGE, LLC
By:	Highwoods Realty Limited Partnership
	By:	Highwoods Properties, Inc.
SPI TRADEPORT OFFICE III, LLC
By:	Highwoods Realty Limited Partnership
	By:	Highwoods Properties, Inc.

(Signatures continued on next page)

SPI RALEIGH CORPORATE CENTER, LLC
By:	Highwoods Realty Limited Partnership
	By:	Highwoods Properties, Inc.
HIGHWOODS COLONNADE, LLC
By:	Highwoods Realty Limited Partnership
	By:	Highwoods Properties, Inc.
SPI TRADEPORT PLACE V, LLC
By:	Highwoods Realty Limited Partnership
	By:	Highwoods Properties, Inc.
HIWTP, LLC
	By:	Highwoods Services, Inc.
MG-HIW PEACHTREE CORNERS III, LLC
By:	Highwoods Realty Limited Partnership
	By:	Highwoods Properties, Inc.
GROVE PARK SQUARE, LLC
	By:	HIGHWOODS SERVICES, INC.
HIGHWOODS WELLNESS CENTER, LLC
	By:	HIGHWOODS SERVICES, INC.
HIGHWOODS 3322, LLC
	By	HIGHWOODS/FLORIDA HOLDINGS, L.P.
By: HIGHWOODS/FLORIDA GP CORP.
NICHOLS PLAZA WEST, INC.
OZARK MOUNTAIN VILLAGE, INC.
4551 COX ROAD LLC
	By:	HIGHWOODS REALTY LIMITED PARTNERSHIP
By: HIGHWOODS PROPERTIES, INC.
MG-HIW METROWEST I, LLC
By:	Highwoods Realty Limited Partnership
	By:	Highwoods Properties, Inc.
MG-HIW METROWEST II, LLC
By:	Highwoods Realty Limited Partnership
	By:	Highwoods Properties, Inc.
5525 GRAY STREET, LLC
By:	Highwoods Realty Limited Partnership
	By:	Highwoods Properties, Inc.
HIGHWOODS SITUS II, LLC
By:	Highwoods Realty Limited Partnership
	By:	Highwoods Properties, Inc.
BAY CENTER I, LLC
By:	Highwoods Realty Limited Partnership
	By:	Highwoods Properties, Inc.
HIGHWOODS KC GLENRIDGE LAND, LLC
By:	Highwoods Realty Limited Partnership
	By:	Highwoods Properties, Inc.
581 HIGHWOODS, L.P.
By:	Highwoods/Florida Holdings, L.P.
	By:	Highwoods/Florida GP Corp.

By:	/s/ Edward J. Fritsch
Name:	Edward J. Fritsch
Title:	President

[signature pages continued]

LENDERS/AGENTS:	BANK OF AMERICA, N.A.,
individually in its capacity as a Lender
and in its capacity as Administrative Agent

	By:	/s/ Will T. Bowers
	Name:	Will T. Bowers
	Title:	Principal

BANC OF AMERICA SECURITIES LLC,
individually in its capacity as Sole Lead Arranger and Sole Book Manager

	By:	/s/ Wesley G. Carter
	Name:	Wesley G. Carter
	Title:	Vice President

[signature pages continued]

WELLS FARGO BANK, NATIONAL ASSOCIATION
individually in its capacity as a Lender
and in its capacity as Syndication Agent

By:	/s/ Authorized Signatory
Name:
Title:

[signature pages continued]

BRANCH BANKING AND TRUST COMPANY
individually in its capacity as a Lender
and as a Co-Documentation Agent

By:	/s/ Authorized Signatory
Name:
Title:

[signature pages continued]

FLEET NATIONAL BANK
individually in its capacity as a Lender
and as a Co-Documentation Agent

By:	/s/ Authorized Signatory
Name:
Title:

[signature pages continued]

WACHOVIA BANK, NATIONAL ASSOCIATION
individually in its capacity as a Lender

By:	/s/ Authorized Signatory
Name:
Title:

[signature pages continued]

PNC BANK, NATIONAL ASSOCIATION
individually in its capacity as a Lender

By:	/s/ Authorized Signatory
Name:
Title:

[signature pages continued]

AMSOUTH BANK
individually in its capacity as a Lender

By:	/s/ Authorized Signatory
Name:
Title:

[signature pages continued]

SOUTHTRUST BANK
individually in its capacity as a Lender

By:	/s/ Authorized Signatory
Name:
Title:

[signature pages continued]

RBC CENTURA BANK
individually in its capacity as a Lender

By:	/s/ Authorized Signatory
Name:
Title:

[signature pages continued]

UNION PLANTERS BANK
individually in its capacity as a Lender

By:	/s/ Authorized Signatory
Name:
Title:

[end of signature pages]

Schedule 1.1(b)

Non-Guarantor Subsidiaries

HRLP, LLC, a Delaware limited liability company, is a wholly owned subsidiary of the Operating Partnership.

HIW-TN, LLC, a Delaware limited liability company, is a wholly owned subsidiary of Highwoods/Tennessee Holdings, L.P.

HIW-SE, LLC, a Delaware limited liability company, is a wholly owned subsidiary of AP Southeast Portfolio Partners, L.P.

Highwoods/Florida, LLC, a Delaware limited liability company, is a wholly owned subsidiary of Highwoods/Florida Holdings, L.P.

Highwoods Non-Orlando, LLC, a Delaware limited liability company, is a wholly owned subsidiary of the Operating Partnership.

MG-HIW Raleigh, LLC, a Delaware limited liability company, is a wholly owned subsidiary of Highwoods Non-Orlando, LLC.

MG-HIW Tampa, LLC, a Delaware limited liability company, is a wholly owned subsidiary of Highwoods Non-Orlando, LLC.

MG-HIW Atlanta, LLC, a Delaware limited liability company, is a wholly owned subsidiary of Highwoods Non-Orlando, LLC.

Highwoods Orlando, LLC (f/k/a MG-HIW, LLC), a Delaware limited liability company, is a wholly owned subsidiary of the Operating Partnership.

HIW-KC Orlando, LLC (f/k/a MG-HIW Orlando, LLC), a Delaware limited liability company, is a wholly owned subsidiary of Highwoods Orlando, LLC.

Highwoods KC Glenridge, LLC, a Delaware limited liability company, is a wholly owned subsidiary of the Operating Partnership.